                                                         Exhibit No. EX-99.10.b.

                    The Delaware Investments Family of Funds

                   Multiple Class Plan Pursuant to Rule 18f-3

     This Multiple Class Plan (the "Plan") has been adopted by a majority of the
Board of Trustees of each of the  investment  companies  listed on Appendix A as may be amended from time to time (each individually a "Fund" and,  collectively, the  "Funds"),  including  a majority  of the  Trustees  who are not  interested persons of each Fund, pursuant to Rule 18f-3 under the Investment Company Act of
1940,  as amended (the "Act").  The Board of each Fund has  determined  that the
Plan, including the allocation of expenses, is in the best interests of the Fund as a whole,  each  series  of shares  offered  by such  Fund  (individually  and collectively  the "Series") where the Fund offers its shares in multiple series, and each class of shares  offered by the Fund or Series,  as relevant.  The Plan sets forth the provisions  relating to the  establishment of multiple classes of shares for each Fund and, if relevant,  its Series. To the extent that a subject matter set forth in this Plan is covered by a Fund's  Agreement and  Declaration of Trust or By-Laws,  such  Agreement and  Declaration  of Trust or By-Laws will control in the event of any inconsistencies with descriptions  contained in this
Plan.

     The term  "Portfolio," when used in this Plan in the context of a Fund that offers only a single  series of shares,  shall be a reference  to the Fund,  and when used in the context of a Fund that offers multiple Series of shares,  shall be a reference to each Series of such Fund.

CLASSES

     1.  Appendix  A to this Plan  describes  the  classes  to be issued by each
Portfolio and identifies the names of such classes.

FRONT-END SALES CHARGE

     2.  Class A   shares  carry  a  front-end  sales charge as described in the
Funds'  relevant  prospectuses;  and Class B,  Class C,  Class R,  Institutional
Class,  Consultant  Class,  Original  Class and Portfolio  Class shares are sold without a front-end sales charge.

CONTINGENT DEFERRED SALES CHARGE

     3.  Class A shares are not subject to a contingent  deferred  sales  charge
("CDSC"), except as described in the Funds' relevant prospectuses.

     4.  Class  B  shares  are  subject  to a  CDSC  as  described in the Funds'
relevant prospectuses.

     5.  Class  C  shares  are  subject  to  a CDSC  as  described in the Funds'
relevant prospectuses.

     6.  As  described  in the Funds' relevant  prospectuses,  the CDSC for each class declines to zero over time and is waived in certain circumstances.  Shares that are  subject  to a CDSC age

one month at the end of the month in which the shares were purchased, regardless of the specific date during the month that the shares were purchased.

     7.  Class R, Institutional  Class,  Consultant  Class,  Original  Class and
Portfolio Class shares are not subject to a CDSC.

RULE 12b-1 PLANS

     8.  In accordance  with the Rule  12b-1 Plan for the Class A shares of each
Portfolio,   each  Fund  shall  pay  to   Delaware   Distributors,   L.P.   (the
"Distributor")  a  monthly  fee not to  exceed  the  maximum  rate set  forth in
Appendix A as may be  determined  by the Fund's  Board of Trustees  from time to time  for  distribution  services.  The  monthly  fee  shall be  reduced  by the aggregate  sums paid by or on behalf of such  Portfolio  to  persons  other than broker-dealers pursuant to shareholder servicing agreements.

     9.  In accordance  with the Rule  12b-1 Plan for the Class B shares of each
Portfolio,  each Fund shall pay to the  Distributor  a monthly fee not to exceed the  maximum  rate set forth in  Appendix A as may be  determined  by the Fund's
Board of Trustees from time to time for  distribution  services.  In addition to these amounts,  the Fund shall pay (i) to the Distributor for payment to dealers or others,  or (ii) directly to others, an amount not to exceed the maximum rate set forth in Appendix A for shareholder  support services  pursuant to dealer or servicing agreements.

     10. In  accordance  with the Rule 12b-1 Plan for the Class C shares of each
Portfolio,  each Fund shall pay to the  Distributor  a monthly fee not to exceed the  maximum  rate set forth in  Appendix A as may be  determined  by the Fund's
Board of Trustees from time to time for  distribution  services.  In addition to these amounts,  the Fund shall pay (i) to the Distributor for payment to dealers or others,  or (ii) directly to others, an amount not to exceed the maximum rate set forth in Appendix A for shareholder  support services  pursuant to dealer or servicing agreements.

     11. In accordance  with the respective  Rule 12b-1 Plan for the Class R and
Consultant  Class  shares  of  each  Portfolio,  each  Fund  shall  pay  to  the
Distributor a monthly fee not to exceed the maximum rate set forth in Appendix A as may be  determined  by the  Fund's  Board of  Trustees  from time to time for distribution and shareholder support services.  The monthly fee shall be reduced by the  aggregate  sums paid by or on behalf of such  Portfolio to persons other than broker-dealers pursuant to shareholder servicing agreements.

     12. A Rule 12b-1 Plan has not been  adopted  for the  Institutional  Class,
Original Class and Portfolio Class shares of any Portfolio.

ALLOCATION OF EXPENSES

     13. Each Fund shall  allocate  to each class of shares of a  Portfolio  any fees and expenses  incurred by the Fund in connection  with the  distribution or servicing of such class of shares under a Rule 12b-1 Plan,  if any,  adopted for such class.  In addition,  each Fund reserves the right,  subject to approval by the Fund's Board of Trustees,  to allocate  fees and expenses of the following  nature to a particular  class of shares of a Portfolio (to the extent that such fees and expenses  actually vary among each class of shares or vary by types of services provided to each class of shares of the Portfolio):

               (i)    transfer agency and other recordkeeping costs;

               (ii)   Securities   and   Exchange   Commission   and  blue  sky
                      registration or qualification fees;

               (iii)  printing and  postage  expenses  related to  printing  and
                      distributing    class-specific     materials,    such   as
                      shareholder reports,  prospectuses  and proxies to current
                      shareholders  of  a  particular   class  or  to regulatory
                      authorities  with respect to such class of shares;

               (iv)   audit or  accounting  fees  or expenses relating solely to such class;

               (v)    the expenses of administrative  personnel  and services as required to support the shareholders of such class;

               (vi)   litigation or other legal expenses relating  solely to such class of shares;

               (vii)  Trustees' fees and expenses incurred as a result of issues relating solely to such class of shares; and

               (viii) other expenses  subsequently  identified and determined to be properly allocated to such class of shares.

     14. (a) Daily Dividend Portfolios.  With respect to Portfolios that declare a  dividend  to  shareholders  on a daily  basis,  all  expenses  incurred  by a
Portfolio  will be  allocated  to each class of shares of such  Portfolio on the basis of  "settled  shares"  (net assets  valued in  accordance  with  generally
accepted  accounting   principles  but  excluding  the  value  of  subscriptions
receivable) of each class in relation to the net assets of the Portfolio, except for any  expenses  that are  allocated  to a  particular  class as  described in paragraph 13 above.

         (b) Non-Daily Dividend  Portfolios.  With respect to Portfolios that do not declare a dividend to shareholders on a daily basis,  all expenses  incurred by a Portfolio  will be allocated  to each class of shares of such  Portfolio on the basis of the net asset value of each such class in relation to the net asset value  of the  Portfolio,  except  for any  expenses  that  are  allocated  to a particular class as described in paragraph 13 above.

ALLOCATION OF INCOME AND GAINS

     15. (a) Daily Dividend Portfolios.  With respect to Portfolios that declare a dividend to  shareholders  on a daily basis,  income will be allocated to each class of shares of such  Portfolio on the basis of settled  shares of each class in relation to the net assets of the  Portfolio,  and  realized  and  unrealized capital  gains and losses of the  Portfolio  will be  allocated to each class of shares of such  Portfolio on the basis of the net asset value of each such class in relation to the net asset value of the Portfolio.

     (b) Non-Daily Dividend  Portfolios.  With respect to Portfolios that do not declare a dividend to  shareholders  on a daily  basis,  income and realized and unrealized  capital  gains and losses of a Portfolio  will be  allocated to each class of shares of such  Portfolio  on the basis of the net asset  value of each such class in relation to the net asset value of the Portfolio.

CONVERSIONS

     16. (a) Except for shares  acquired  through a reinvestment of dividends or distributions, Class B shares held for a period of time after purchase specified in Appendix A are eligible for automatic  conversion  into Class A shares of the
same  Portfolio  in  accordance   with  the  terms  described  in  the  relevant
prospectus.  Class B shares  acquired  through a  reinvestment  of  dividends or distributions  will convert into Class A shares of the same  Portfolio  pro rata with the Class B shares  that were not  acquired  through  the  reinvestment  of dividends and distributions.

         (b) The automatic   conversion  feature  of Class B shares of each Fund
shall be suspended at any time that the Board of Trustees of the Fund determines that there is not available a reasonably  satisfactory opinion of counsel to the effect  that (i) the  assessment  of the higher fee under the Fund's  Rule 12b-1
Plan for  Class B does not  result  in the  Fund's  dividends  or  distributions constituting a preferential dividend under the Internal Revenue Code of 1986, as amended,  and (ii) the conversion of Class B shares into Class A shares does not constitute a taxable event under federal income tax law. In addition,  the Board of  Trustees  of each Fund may  suspend  the  automatic  conversion  feature  by determining  that any other  condition to  conversion  set forth in the relevant prospectus, as amended from time to time, is not satisfied.

        (c) The Board of Trustees of each Fund may also  suspend  the  automatic conversion of Class B shares if it determines  that suspension is appropriate to comply  with the  requirements  of the Act,  or any  rule or  regulation  issued thereunder,  relating to voting by Class B shareholders on the Fund's Rule 12b-1
Plan for Class A or, in the alternative, the Board of Trustees may provide Class
B shareholders with alternative conversion or exchange rights.

     17. Class  A,  Class C, Class R,  Institutional  Class,  Consultant  Class,
Original Class and Portfolio Class shares do not have a conversion feature.

EXCHANGES

     18. Holders  of Class A, Class B,  Class C, Class R,  Institutional  Class,
Consultant Class, Original Class and Portfolio Class shares of a Portfolio shall have such  exchange  privileges as set forth in the relevant  prospectuses.  All exchanges are subject to the eligibility and minimum  purchase  requirements set forth in the Funds' prospectuses.  Exchanges cannot be made between open-end and closed-end funds within the Delaware Investments Family of Funds.

OTHER PROVISIONS

     19. Each class  will vote  separately  with  respect to the Rule 12b-1 Plan related to that class; provided, however, that Class B shares of a Portfolio may vote on any proposal to materially increase the fees to be paid by the Portfolio under the Rule 12b-1 Plan for the Class A shares of the Portfolio.

     20. On  an  ongoing  basis,  the  Trustees,  pursuant  to  their  fiduciary responsibilities  under the Act and  otherwise,  will monitor each Portfolio for the existence of any material conflicts between the interests of all the classes of shares offered by such Portfolio.  The Trustees,  including a majority of the
Trustees who are not interested  persons of each Fund, shall take such action as is reasonably  necessary to eliminate  any such  conflict that may develop.  The
Manager and the  Distributor  shall be responsible for alerting the Board to any material conflicts that arise.

     21. As  described  more  fully  in  the  Funds'   relevant    prospectuses,
broker-dealers   that  sell  shares  of  each   Portfolio  will  be  compensated
differently depending on which class of shares the investor selects.

     22. Each Fund  reserves the right to increase,  decrease or waive the sales charge  imposed  on any  existing  or future  class of shares of each  Portfolio within the ranges  permissible  under  applicable  rules and  regulations of the
Securities  and  Exchange  Commission  (the "SEC") and the rules of the National
Association  of Securities  Dealers,  Inc.  (the  "NASD"),  as such rules may be amended or  adopted  from time to time.  Each Fund may in the  future  alter the terms of the  existing  classes  of each  Portfolio  or create  new  classes  in compliance with applicable rules and regulations of the SEC and the NASD.

     23. All material  amendments to this Plan must be approved by a majority of the Trustees of each Fund affected by such  amendments,  including a majority of the Trustees who are not interested persons of the Fund.

Initially Effective as of November 16, 2000
Amended as of September 19-20, 2001
Amended as of November 1, 2001
Amended as of May, 2003
Amended as of October 31, 2005
Amended as of August 31, 2006

                                   APPENDIX A

------------------------------------------------------ ---------------------- ------------------------- --------------
                                                          Maximum Annual           Maximum Annual
                                                       Distribution Fee (as    Shareholder Servicing
                           Fund/Class                     a percentage of     fee (as a percentage of       Years
                                                         average daily net       average daily net           To
                                                         assets of class)         assets of class)       Conversion
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE GROUP EQUITY FUND I
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Balanced Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE GROUP EQUITY FUNDS II
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Large Cap Value Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Value Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE GROUP EQUITY FUNDS III
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware American Services Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Small Cap Growth Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Trend Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------

------------------------------------------------------ ---------------------- ------------------------- --------------
                                                          Maximum Annual           Maximum Annual
                                                       Distribution Fee (as    Shareholder Servicing
                           Fund/Class                     a percentage of     fee (as a percentage of       Years
                                                         average daily net       average daily net           To
                                                         assets of class)         assets of class)       Conversion
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE GROUP EQUITY FUNDS IV
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Large Cap Growth Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Growth Opportunities Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Group Equity Funds V
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Dividend Income Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Small Cap Core Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Small Cap Value Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE GROUP INCOME FUNDS
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Corporate Bond Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Delchester Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Extended Duration Bond Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------

                                      A-2

------------------------------------------------------ ---------------------- ------------------------- --------------
                                                          Maximum Annual           Maximum Annual
                                                       Distribution Fee (as    Shareholder Servicing
                           Fund/Class                     a percentage of     fee (as a percentage of       Years
                                                         average daily net       average daily net           To
                                                         assets of class)         assets of class)       Conversion
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware High Yield Opportunities Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE GROUP LIMITED TERM GOVERNMENT FUNDS
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Limited Term Government Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .15%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  5
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE GROUP GOVERNMENT FUND
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware American Government Bond Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Inflation Protected Bond Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Tax-Free Pennsylvania Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE GROUP TAX-FREE FUND
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Tax-Free USA Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Tax-Free USA Intermediate Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  5
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------

                                      A-3

------------------------------------------------------ ---------------------- ------------------------- --------------
                                                          Maximum Annual           Maximum Annual
                                                       Distribution Fee (as    Shareholder Servicing
                           Fund/Class                     a percentage of     fee (as a percentage of       Years
                                                         average daily net       average daily net           To
                                                         assets of class)         assets of class)       Conversion
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Emerging Markets Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware International Value Equity Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Global Value Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE GROUP ADVISER FUNDS
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Diversified Income Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
----------------------------------------------------- ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware U.S. Growth Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .35%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE GROUP FOUNDATION FUNDS
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Aggressive Allocation Portfolio
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Conservative Allocation Portfolio
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Moderate Allocation Portfolio
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------

                                      A-4

------------------------------------------------------ ---------------------- ------------------------- --------------
                                                          Maximum Annual           Maximum Annual
                                                       Distribution Fee (as    Shareholder Servicing
                           Fund/Class                     a percentage of     fee (as a percentage of       Years
                                                         average daily net       average daily net           To
                                                         assets of class)         assets of class)       Conversion
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE POOLED TRUST
------------------------------------------------------ ---------------------- ------------------------- --------------
The Real Estate Investment Trust Portfolio
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                         Portfolio Class                        N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
VOYAGEUR INSURED FUNDS
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Tax-Free Arizona Insured Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .25%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Tax-Free Minnesota Insured Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .25%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
VOYAGEUR INTERMEDIATE TAX-FREE FUNDS
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Tax-Free Minnesota Intermediate Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .25%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  5
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
DELAWARE INVESTMENTS MUNICIPAL TRUST
(formerly Voyageur Investment Trust)
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Tax-Free Florida Insured Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .25%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------

                                      A-5

------------------------------------------------------ ---------------------- ------------------------- --------------
                                                          Maximum Annual           Maximum Annual
                                                       Distribution Fee (as    Shareholder Servicing
                           Fund/Class                     a percentage of     fee (as a percentage of       Years
                                                         average daily net       average daily net           To
                                                         assets of class)         assets of class)       Conversion
------------------------------------------------------ ---------------------- ------------------------- --------------
VOYAGEUR MUTUAL FUNDS
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Minnesota High-Yield Municipal Bond Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .25%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware National High-Yield Municipal Bond Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .25%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Tax-Free California Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .25%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Tax-Free Idaho Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .25%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Tax-Free New York Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .25%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Voyageur Mutual Funds II
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Tax-Free Colorado Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .25%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
VOYAGEUR MUTUAL FUNDS III
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Large Cap Core Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .25%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Select Growth Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .30%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class R                           .60%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                       Institutional Class                      N/A                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
VOYAGEUR TAX-FREE FUNDS
------------------------------------------------------ ---------------------- ------------------------- --------------
Delaware Tax-Free Minnesota Fund
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class A                           .25%                     N/A                  N/A
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class B                           .75%                     .25%                  8
------------------------------------------------------ ---------------------- ------------------------- --------------
                             Class C                           .75%                     .25%                 N/A